SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     ______________________________________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  April 30, 2000

                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.
                      ____________________________________
         (Exact name of registrant as specified in its charter)

  New Jersey                      33-27399                         22-2469174
 (State or other                (Commission                       (IRS Employer
 jurisdiction of                File Number)                      Identification
  incorporation)                                                     Number)

    Indiana Avenue & the Boardwalk
    Atlantic City, New Jersey                                  08401
   (Address of principal executive offices)                 (Zip Code)

                         Registrant's telephone number,
                       Including area code: (609) 340-3400








     This Current Report contains 17 pages.

          Item 5.  Other Events

          On October 5, 1999, Atlantic City Boardwalk Partnership, L.P. (the "Partnership") filed a petition for reorganization in the United States Bankruptcy Court, District of New Jersey under Chapter 11 of the United States Bankruptcy Code.

          The Partnership owns the land, buildings, parking facility and non-gaming depreciable, tangible property (collectively, "Hotel Assets") of The Claridge Hotel and Casino ("Claridge") located in Atlantic City, New Jersey. The Partnership leases the Hotel Assets to The Claridge at Park Place, Incorporated ("New Claridge"), a wholly-owned subsidiary of The Claridge Hotel and Casino Corporation ("Corporation"), under operating leases.

          Following its bankruptcy filing, the Partnership sent a no-action request letter to the Securities and Exchange Commission seeking concurrence of the staff that it would take no enforcement action against the Partnership if it modified its reporting requirements in light of the Partnership's financial situation and lack of trading activity in its securities. The Partnership is filing copies of its monthly United States Trustee reports under cover of Form 8-K in lieu of Forms 10-K and 10-Q.

          The Claridge, New Claridge and the Partnership filed a Joint Disclosure Statement and Plan of Reorganization with the Bankruptcy Court. A hearing on the adequacy of the Disclosure Statement was held on March 21, 2000. A first amendment to the Plan and Disclosure Statement was filed on the hearing date. At that hearing, certain further modifications to the Plan and Disclosure Statement were suggested. It is anticipated that a further amendment will be filed shortly and, if approved by the Bankruptcy Court, circulated to creditors for a vote.

     Item 7.  Exhibits

         99.1 United States Trustee Report of the Partnership for April 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.

                                    By:  /s/Anthony C. Atchley
                                         Anthony C. Atchley, General Partner

     Dated:  June 22, 2000

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:      Atlantic City Boardwalk Associates, L.P.

Case Number:      99-18903 JHW

For the month of:  April   2000


-------------------------------------------------------------------- --------------- --------------- -----------------
                                                                     Document        Previously      Explanation
Required Documents                                                   Attached        Submitted       Attached
-------------------------------------------------------------------- --------------- --------------- -----------------

1.              Income Statement                                     (X)             ( )              (  )
2.              Balance Sheet                                        (X)             ( )              (  )
3.              Statement of Cash Receipts and Disbursement          (X)             ( )              (  )
4.              Statement of Aged Receivables                        (X)             ( )              (  )
5.              Statement of Aged Payables                           (X)             ( )              (  )
6.              Statement of Operations, Taxes, Insurance and        (X)             ( )              (  )
                Personnel

7.              Tax Receipts                                         (X)             ( )              (  )

8.              Other documents/reports as                           (X)             ( )              (  )
                required by the U.S. Trustee:
                Bank statements
                ----------------------------------------------------
                ----------------------------------------------------

Note:

The  undersigned  individuals  certifies  under  penalty of  perjury  (28 U.S.C.
Section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.

By:/s/Anthony C. Atchley
   ___________________________________                  Dated: June 14, 2000
   Anthony C. Atchley, General Partner
   Title of Debtor Representative

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                INCOME STATEMENT

                         For the Month Ending:  4/30/00

Debtor Name: Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

                                                            Current                               Prior
                                                            Month                                 Month

Accrued Operating Leases                                    2,122,657                           2,112,706
                                              ------------------------------------     ------------------------------
Less:  Returns and Allowances
                                              ------------------------------------     ------------------------------
Accrued Operating Leases                                    2,122,657                           2,112,706
                                              ------------------------------------     ------------------------------
Cost of Sales: (1)
                                              ------------------------------------     ------------------------------
  Beginning Inventory
                                              ------------------------------------     ------------------------------
  Add:  Purchases
                                              ------------------------------------     ------------------------------
  Less:  Ending Inventory
                                              ------------------------------------     ------------------------------
Cost of Goods Sold
                                              ------------------------------------     ------------------------------
Other Operating Expenses:                                     894,431                             997,457
  Facilities and Maintenance Exp.
                                             -------------------------------------     ------------------------------
  Officers Salaries                                            10,833                              10,833
                                             -------------------------------------     ------------------------------
  Direct Labor/Salaries                                         1,020                               1,500
                                             -------------------------------------     ------------------------------
  Benefits/Payroll Taxes                                          175                                 157
                                             -------------------------------------     ------------------------------
  Supplies                                                        137
                                             -------------------------------------     ------------------------------
  Insurance                                                       362
                                             -------------------------------------     ------------------------------
  Rent                                                            992
                                             -------------------------------------     ------------------------------
  Depreciation                                                161,049                             161,049
                                             -------------------------------------     ------------------------------
  General & Administrative                                     19,778                              74,358
                                             -------------------------------------     ------------------------------
Net Operating Profit (Loss)                                 1,033,880                             867,352
                                             -------------------------------------     ------------------------------



                                                            Current                                     Prior
                                                             Month                                      Month
Add:  Other Income(2)                                       36,000(a)                                 36,000(a)
                                                 ------------------------------          -------------------------------------
Less:  Other Expenses
                                                 ------------------------------          -------------------------------------
  Interest Expense                                        (853,999)                                 (862,660)
                                                 ------------------------------          -------------------------------------
   Other(3)
                                                 ------------------------------          -------------------------------------
Total Other Expenses                                      (853,999)                                 (862,660)
                                                 ------------------------------          -------------------------------------
  Gain (Loss) Sale of Assets                             1,500,000
                                                 ------------------------------          -------------------------------------
Profit (Loss) Before Taxes                               1,715,881                                    40,692
                                                 ------------------------------          -------------------------------------
Income Taxes
                                                 ------------------------------          -------------------------------------

Net Profit (Loss)                                        1,715,881                                    40,692
                                                 ------------------------------          -------------------------------------

--------------------------------------------------------------------------------

1. If perpetual inventory records are not maintained, use of the prior period gross percentage is acceptable but must be disclosed.

2.       Identify the source if the amount is $500.00 or more.

3.       Provide details on "other" expenses over $500.00.

         (a) Accrued interest earned on Note receivable from Claridge Hotel and Casino Corporation.


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                          BALANCE SHEET As of 4/30/00

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

ASSETS                                                                Current Month                  Prior Month
Current Assets
                 Cash                                                    140,173                        224,849
                                                          -------------------------------       ------------------------------------
                 Restricted Cash in Escrow                             1,500,000
                                                          -------------------------------       ------------------------------------
                 Inventory
                                                          -------------------------------       ------------------------------------
                 Accounts Receivable                                   3,657,246                      3,154,986
                                                          -------------------------------       ------------------------------------
                 Notes Receivable
                                                          -------------------------------       ------------------------------------
                 Other (attach list)                                     410,624(a)                     457,964(a)
                                                          -------------------------------       ------------------------------------
Total Current Assets                                                   5,708,043                      3,837,799
                                                          -------------------------------       ------------------------------------

Fixed Assets
                                                          -------------------------------       ------------------------------------
                Property and Equipment                               197,339,350                    197,339,350
                                                          -------------------------------       ------------------------------------
                Accumulated Depreciation                           (181,916,459)                   (181,755,506)
                                                          -------------------------------       ------------------------------------
Total Fixed Assets                                                   15,422,891                      15,583,844
                                                          -------------------------------       ------------------------------------
                Other Assets (attach list)                           24,476,268(b)                   24,440,364(b)
                                                          -------------------------------       ------------------------------------
TOTAL ASSETS                                                         45,607,202                      43,862,007
                                                          -------------------------------       ------------------------------------

LIABILITIES
Post-petition Liabilities:

                Accounts Payable                                        261,080                         335,516
                                                          -------------------------------       ------------------------------------
                Notes Payable
                                                          -------------------------------       ------------------------------------
                Rents & Leases Payable
                                                          -------------------------------       ------------------------------------
                Taxes Payable
                                                          -------------------------------       ------------------------------------
                Accrued Interest
                                                          -------------------------------       ------------------------------------
                Other:
                                                          -------------------------------       ------------------------------------
Total Post-petition Liabilities:                                        261,080                         335,516
                                                          -------------------------------       ------------------------------------
Pre-petition Liabilities

             Unsecured Debt                                              29,000                          29,000
                                                          -------------------------------       ------------------------------------
             Notes Payable-Secured                                   87,689,916                      87,586,163
                                                          -------------------------------       ------------------------------------
             Other Debt (priority claims)
                                                          -------------------------------       ------------------------------------
                      Taxes                               -------------------------------       ------------------------------------
                      Wages
                                                          -------------------------------       ------------------------------------
                      Deposits
                                                          -------------------------------       ------------------------------------
             Other:
                                    -----------------     -------------------------------       ------------------------------------
Total Pre-petition Liabilities                                       87,718,916                      87,615,163
                                                          -------------------------------       -----------------------------------
TOTAL LIABILITIES                                                    87,979,996                      87,950,679
                                                          -------------------------------       ------------------------------------



OWNER EQUITY (DEFICIT)

                      Preferred Stock
                                                          -------------------------------       ------------------------------------
                      Common Stock
                                                          -------------------------------       ------------------------------------
                      Capital Surplus
                                                          -------------------------------       ------------------------------------
                      Retained Earnings
                                                          -------------------------------       ------------------------------------

PARTNERS' INVESTMENT (DEFICIT)                                      (42,372,794)                    (44,088,672)
                                                          -------------------------------       ------------------------------------

TOTAL OWNER EQUITY
  (NET WORTH)                                                       (42,372,794)                    (44,088,672)
                                                         ================================      =====================================

TOTAL LIABILITIES AND
  OWNER EQUITY                                                       45,607,202                      43,862,007
------------------------------------------------------   ================================      =====================================

NOTES:

1. Explain significant events, including contingent liabilities and pending lawsuits, which may have a material effect on the financial condition of the debtor.

2. Value assets at lower of cost or market and identify which method is being used.

3. Explain the method of inventory valuation if other than the lower of cost or market

4. Identify any changes in stock holdings of "insiders" during the reporting period.


(a)        Other Current Assets:

                                                                          Current          Prior
                                                                           Month           Month

           Accounts Receivable - Trustees to Bondholders            $   $227,597          250,414
           Interest receivable - Partner Notes                            33,697           33,697
           Prepaid Expenses                                               53,077           55,376
           Other Facilities and Maintenance Assets                        96,253          118,477
                                                                   -------------          --------
                                                                    $    410,624       $  457,964
                                                                   =============          ========

(b)      Other Non-Current Assets:
         -------------------------

           Deferred Rent from Claridge at Park Place                $ 16,177,500       16,177,500
           Note Receivable and Accrued Int-Claridge at Park Place      8,298,000        8,262,000
           Intangible Assets, Net of Amortization                            768              864
                                                                   -------------       ----------
                                                                    $ 24,476,268     $ 24,440,364
                                                                   =============     ============

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                         For the Month Ending: 4/30/00

Debtor Name: Atlantic City Boardwalk      Account Name:  Atlantic City Boardwalk
             Associates, L.P.                            Associates, L.P.
Case Number: 99-18903 JHW                 Debtor in Possession Account
                                          Depository:  Bank of America

                                  CASH RECEIPTS
                     (attach additional sheets as necessary)

      Date               Description (Source)                            Amount

    4/1/00               Beginning Cash Balance                     $ 224,761.46
                                                                     -----------

    4/10/00              Payment from Trustee to Bondholders           22,816.82
                                                                     -----------
                                Total Cash Receipts                 $  22,816.82
                                                                     -----------
--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)


   Date               Check No.      Payee                                 Description                     Amount


4/1/00                 1087          Gerald C. Heetland               Gen'l Partnee Fee                    5,416.67
4/1/00                 1088          Anthony C. Atchley               Gen'l Partner Fee                    5,416.67
4/5/00                 1090          Allstate Insurance               Business Ins.                          362.00
4/5/00                 1091          Kinko's                          Copying                                166.83
4/5/00                 1092          AT&T                             Telephone                               20.13
4/5/00                 1093          Nevada Power Company             Utilities                               55.61
4/5/00                 1094          All-Pro Cleaning Services        Cleaning                                50.00
4/10/00                1095          Masco Properties                 Office Rent                            992.85
4/11/00                1096          Sprint                           Telephone                              134.65
4/11/00                1097          Nevada Department of Tax         Taxes                                   10.75
4/12/00                1098          Federal Express                  Delivery                                77.62
4/12/00                1099          Petty Cash                       Supplies                               137.20
4/26/00                1100          Lowenstein Sandler               Legal Fees                          85,478.20
4/26/00                1101          Diebold Credit Corporation       Lease Payment                        2,057.20
4/26/00                1102          U.S. Trustee                     Bankruptcy fees                        500.00
                                                                                                         ----------
     Total Cash Disbursements                                                                          $(100,876.38)
                                                                                                        -----------

Adjustments (explain)


4/10/00       Transfer to DIP Payroll Acct.                                                               (  100.00)
4/10/00       Wire Transfer Fee                                                                           (   15.00)
4/12/00       Transfer to DIP Payroll Acct.                                                               (1,186.85)
4/28/00       May Gen'l Partner Fee                                                                       (5,416.67)
                                                                                                          ----------
              Total Adjustments                                                                           (6,718.52)
Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                                                                      $139,983.38
                                                                                                         ==========

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
--------------------------------------------------------------------------------

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                         For the Month Ending: 4/30/00

Debtor Name: Atlantic City Boardwalk   Account Name:  Atlantic City Boardwalk
               Associates, L.P.                           Associates, L.P.
Case Number: 99-18903 JHW              Debtor in Possession Account
                                       Depository:  Bank of America

                                  CASH RECEIPTS
                     (attach additional sheets as necessary)

    Date               Description (Source)                             Amount

    4/1/00            Beginning Cash Balance                        $   38.95
                                                                      -------
   4/10/00            Transfer from DIP Account                        100.00
   4/12/00            Transfer from DIP Account                      1,186.85
                                                                    ---------
                         Total Cash Receipts                        $1,286.85
                                                                    ---------


--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)

    Date               Check No.          Payee                      Description                 Amount

4/10/00                  N/A        Qwik Pay               Payroll taxes and fees                  (57.95)
4/12/00                  N/A        Barbara Constantine    Payroll                                (891.97)
4/12/00                  N/A        Qwik Pay               Payroll taxes and fees                 (234.88)
                                                                                                ----------
Total Cash Disbursements                                                                       $(1,184.80)
                                                                                               ----------

Adjustments (explain)

                                                                                               $     0.00
                                                                                                ----------
Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                                                             $   141.00
                                                                                                ==========

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
--------------------------------------------------------------------------------

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                         For the Month Ending: 4/30/00

Debtor Name: Atlantic City Boardwalk   Account Name:  Atlantic City Boardwalk
               Associates, L.P.                        Associates, L.P.
Case Number: 99-18903 JHW              Debtor in Possession Lease Escrow Account
                                       Depository:  Summit Bank


                                  CASH RECEIPTS
                    (attached additional sheets as necessary)


Date                    Description (Source)                            Amount
4/1/00                  Beginning Cash Balance                          $0.00

4/19/00                 Receipt from Sale of Hotel Asset         1,500,000.00

                        Total Cash Receipts                     $1,500,000.00
                                                                -------------

________________________________________________________________________________

                               CASH DISBURSEMENTS
                    (attached additional sheets as necessary

Date            Check No.           Payee               Description       Amount
----            ---------           -----               -----------       ------

Total Cash Disbursements                                                    0.00

Adjustments (explain)                                                       0.00
                                                                            ----

Ending Cash Balance (must be reconcilable
to the bank statement for account cited above)                     $1,500,000.00
                                                                    ============

                                                                       Exhibit 6
--------------------------------------------------------------------------------
                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                          STATEMENT OF AGED RECEIVABLES

                         For the Month Ending: 4/30/00

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Due                 Current                Past Due                Past Due               Past Due
                                (0-30 Days)          (31-60 Days)            (61-90 Days)              (91+Days)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Pre-petition


    1,183,198                                                                                        1,183,198
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Post-petition


    2,474,048                      502,260                 379,322            457,298                1,135,168
------------------------- ---------------------- ----------------------- ---------------------- ---------------------

Totals


    3,657,246                      502,260                 379,322            457,298                2,318,366
------------------------- ----------------------- ---------------------- ---------------------  ---------------------

Notes:

1. Please explain what actions have been taken to collect receivables more than 60 days past due.

All accounts receivable are due from Claridge at Park Place, Inc. CPPI is bankruptcy debtor under Chapter 11. Some of the prepetition receivables are being held in escrow pursuant to an Order of the Bankruptcy Court in the CPPI bankruptcy case.
--------------------------------------------------------------------------------


2. Provide details on all receivables due from any affiliate of debtor in an attachment.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
                                                           ---------------------
1.  Opening Balance (total from prior report)                 $  3,154,986
                                                           ---------------------
2.  New Accounts this Month                                        502,260
                                                           ---------------------
3.  Balance (add lines 1 and 2)                                  3,657,246
                                                           ---------------------
4.  Amount Collected on Prior Accounts                                   0
                                                           ---------------------
5.  Closing Balance (subtract line 4 from line 3)             $  3,657,246

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                           STATEMENT OF AGED PAYABLES

                         For the Month Ending:  4/30/00

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:   99-18903 JHW

-------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Account                                  Current             Past Due           Past Due            Past Due
Name:                 Description:       (0-30 Days)         (31-60 Days)       (61-90 Days)        (91+Days)

A/P                   Other               261,080

TOTALS                                    261,080
------------------- ------------------ ------------------- ------------------ ------------------- -------------------

You may combine all payables less than 30 days past due and show on one line.

Note: Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.

ACCOUNTS PAYABLE RECONCILIATION:

1.       Opening Balance (total from prior report)                   $  335,516
2.       Total New Indebtedness Incurred This Month                      11,558
3.       Balance (add lines 1 and 2)                                    347,074
4.       Amount Paid on Prior Accounts Payable                          (85,994)
5.       Closing Balance (subtract line 4 from line 3)               $  261,080

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL

                         For the Month Ending:  4/30/00

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number: 99-18903 JHW

1.  What  efforts  have  been  made  toward  the   preparation   of  a  plan  of
reorganization?

     The Debtor has filed a joint plan of reorganization and disclosure statement with the Claridge at Park Place, Inc. and the Claridge Hotel and Casino Corporation. A first amendment to the plan and disclosure statement was filed on March 21, 2000. The Court held a hearing on the adequacy of the disclosure statement on March 21, 2000. On May 8, 2000, the Court approved the adequacy of the disclosure statement. The plan and disclosure statement will be distributed shortly, subject to the completion of a solicitation letter by counsel to the Official Committee of Secured Noteholders.


2. Has the debtor, subsequent to the filing of the petition, made any payments on its pre petition unsecured debt, except as have been authorized by the Court?

           [ ] Yes             [X]  No

Identify amount, who was paid and date paid: -----------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. Provide a narrative report of significant events affecting debtor's business (attach separate sheet if necessary.)

     On December 21, 1999 the Bankruptcy Court entered a Stipulation and Order which provides inter alia, for the payment of the Debtor's operating expense budget through June 2000, subject to certain conditions.

4. List any payment(s) on debt that has been personally guaranteed by any principal, partner or officer of the business.

         None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

On April 5, 2000, the Court authorized the sale, pursuant to section 363 of the Bankruptcy Code, of the Adjacent administrative building to the Sands Casino for the sum of $1.5 million, which is to be held in escrow, and $20 million in future rent abatements.

6.       STATUS OF TAXES


                              Amount Withheld or                                                Post-Petition Taxes
                              Accrued                   Amount Paid         Date Paid           Past Due
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
FEDERAL TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
FICA                                                        156.06            4/12/00
Withholding                                                  50.00            4/12/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Unemployment                                                  8.16            4/12/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Income
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Other
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
STATE TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Dept. of Labor &
Industries                                                  10.75             4/11/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Income
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Employment Sec.                                               3.06            4/12/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Dept. of Revenue
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
            B&O
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
           Sales
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
           Excise
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
OTHER TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
City Business
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
License
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Personal Property
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Real Property
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Other (List)
----------------------------- ------------------------- ------------------- ------------------- ----------------------

Explain reason for any past due post-petition taxes:
--------------------------------------------------------------------------------

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7.  SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/ EXECUTIVES/ INSIDERS*

Payee Name                          Position                          Nature of Payment                Amount
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Anthony C. Atchley                  General Partner                   General Partner fee              5,416.67
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Gerald C. Heetland                  General Partner                   General Partner fee              5,416.67
----------------------------------- --------------------------------- -------------------------------- -----------------------------

*List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8.  SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
                                Appointment            Amount Paid           Date of Court          Aggregate        Estimated
                                Date                   This Month            Approval               Received         Balance Due
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Debtor's Counsel                10/29/99 nunc pro           $84,478.20        April 28, 2000                             203,215
                                tunc to 10/5/99
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
Creditors'                                                  $
Committee Counsel
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Trustee Counsel                                             $
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Accountants                     10/29/99 nunc pro           $    0                                                        57,465
                                tunc to 10/5/99
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Other:                                                      $
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Identify fees accrued but not paid: Debtor's Counsel - $203,215; Accountants - $57,465


9. Explain any changes in insurance coverage which occurred during the reporting period.

     The debtor's general business insurance policy expired and renewed in April 2000.



10. PERSONNEL
---------------------------------------------- -------------------------------------------- ---------------------------------------
                                                                Full Time                                    Part Time
---------------------------------------------- -------------------------------------------- ----------------------------------------

Total number of employees at
beginning of period                                                                                             1
---------------------------------------------- -------------------------------------------- ----------------------------------------
Number hired during the period                                                                                  0
---------------------------------------------- -------------------------------------------- ----------------------------------------
Number of terminated or resigned
during period                                                                                                   0
---------------------------------------------- -------------------------------------------- ----------------------------------------
Total number of employees on payroll at                                                                         1
period end
--------------------------------------------- -------------------------------------------- -----------------------------------------

         Total payroll for the period $1,020
                                      ------